Financial risk management (Tables)	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Schedule of cash and cash equivalents
The Group's cash and cash equivalents are denominated in the following currencies:

	2021	2021	2020	2020
December 31	in KL/C(1)	in KUSD	in KL/C(1)	in KUSD
In USD	462,306	462,306	435,750	435,750
In CHF	580	635	376	426
In GBP	2,162	2,921	2,096	2,861
In EUR	601	682	129	158
		466,544		439,195
_______________
(1)Thousands Local Currencies

Schedule of financial liabilities
The table below analyzes the Group's financial liabilities into relevant maturity groupings based on the remaining period at the balance sheet date to the contractual maturity date.

(in KUSD)	Note	Less than 1 year	1-3 years	3-5 years	More than 5 years
Trade accounts payable		12,080	—	—	—
Lease liabilities, contractual rent		1,235	2,122	1,962	3,706
Convertible loan, interest and exit fee		6,938	13,894	6,672	—
Convertible loan, principal	24	—	—	115,000	—
At December 31, 2021 (1)		20,253	16,016	123,634	3,706

Trade accounts payable		5,279	—	—	—
Lease liabilities, contractual rent		1,050	1,047	642	903
Convertible loan, interest and exit fee		3,921	7,842	7,703	—
Convertible loan, principal (2)	24	—	—	65,000	—
At December 31, 2020		10,250	8,889	73,345	903
(1) The deferred royalty obligation in which the Company received an initial USD 225.0 million of gross proceeds has been excluded from the tabular disclosure as there is no contractual maturity date. The Company’s aggregate royalty obligations are capped at a maximum of 2.50 times the amount received (see note 26, “Deferred royalty obligation”).
(2) Amount represents the principal amount of the convertible loan due May 2025 associated with the first tranche of the Facility Agreement as the second tranche of the Facility Agreement of USD 50.0 million had not been drawn down as of December 31, 2020. See note 24, “Convertible loans”.